                                                                    Exhibit 99.1



                     GEOGRAPHIC DISTRIBUTION OF PROPERTIES

         The geographic distribution of the Home Equity Loans by state, as of the Closing Date, was as follows:

           STATE                                 NUMBER OF             AGGREGATE        % OF AGGREGATE
           -----                             HOME EQUITY LOANS        LOAN BALANCE       LOAN BALANCE
                                             -----------------        ------------       ------------
           Alabama                                   111               $ 6,146,780           1.05%
           Arizona                                   116                 7,319,125           1.26
           Arkansas                                   14                   634,332           0.11
           California                                119                 9,213,982           1.58
           Colorado                                  154                 9,664,043           1.66
           Connecticut                               136                 8,708,926           1.49
           Delaware                                   57                 3,213,543           0.55
           District of Columbia                       60                 4,558,719           0.78
           Florida                                 1,135                59,721,514          10.25
           Georgia                                   499                25,668,206           4.40
           Hawaii                                      3                   193,028           0.03
           Idaho                                      33                 1,421,180           0.24
           Illinois                                  592                33,021,745           5.67
           Indiana                                   314                13,635,516           2.34
           Iowa                                       47                 2,123,567           0.36
           Kansas                                     34                 1,403,463           0.24
           Kentucky                                   77                 3,703,387           0.64
           Louisiana                                  49                 2,034,360           0.35
           Maine                                      18                   886,331           0.15
           Maryland                                  665                37,234,652           6.39
           Massachusetts                             194                11,076,370           1.90
           Michigan                                  497                25,898,967           4.44
           Minnesota                                  66                 3,478,388           0.60
           Mississippi                                84                 4,001,249           0.69
           Missouri                                  158                 7,080,618           1.22
           Montana                                    10                   383,229           0.07
           Nebraska                                   46                 2,067,440           0.35
           Nevada                                     36                 2,183,848           0.37
           New Hampshire                              19                   816,170           0.14
           New Jersey                                414                29,204,671           5.01
           New Mexico                                 84                 4,830,592           0.83
           New York                                1,156                84,654,399          14.53
           North Carolina                            535                28,732,886           4.93
           North Dakota                                3                   164,440           0.03
           Ohio                                      496                28,845,697           4.95
           Oklahoma                                   49                 1,591,364           0.27
           Oregon                                     52                 3,038,224           0.52
           Pennsylvania                              683                33,801,087           5.80
           Rhode Island                               40                 2,658,867           0.46
           South Carolina                            275                14,063,750           2.41
           South Dakota                                3                   111,905           0.02
           Tennessee                                 559                29,193,989           5.01
           Texas                                      90                 5,692,909           0.98
           Utah                                       86                 5,157,261           0.89
           Vermont                                     7                   261,180           0.04
           Virginia                                  245                12,953,214           2.22
           Washington                                 99                 5,886,407           1.01
           West Virginia                              36                 1,525,465           0.26
           Wisconsin                                  59                 2,785,771           0.48
           Wyoming                                     2                    94,144           0.02
                                                       -                    ------           ----

           Total                                  10,316              $582,740,900         100.00%
                                                  ======               ===========         ======

                         COMBINED LOAN-TO-VALUE RATIOS

         The original combined loan-to-value ratios as of the origination dates of the Home Equity Loans (based upon appraisals made at the time of origination thereof) (the "Combined Loan-to-Value Ratios") as of the Closing Date were distributed as follows:

                      RANGE OF                            NUMBER OF                AGGREGATE               % OF AGGREGATE
                      ORIGINAL CLTV'S                 HOME EQUITY LOANS           LOAN BALANCE              LOAN BALANCE
                      ---------------                 -----------------           ------------              ------------
                         Up    to   5.00%                          1              $     29,890                    0.01%
                        5.01   to  10.00                          16                   524,273                    0.09
                       10.01   to  15.00                          32                   745,899                    0.13
                       15.01   to  20.00                          58                 1,578,875                    0.27
                       20.01   to  25.00                          65                 1,677,550                    0.29
                       25.01   to  30.00                          93                 2,936,746                    0.50
                       30.01   to  35.00                          98                 3,345,137                    0.57
                       35.01   to  40.00                         114                 3,983,328                    0.68
                       40.01   to  45.00                         131                 5,201,757                    0.89
                       45.01   to  50.00                         244                10,000,754                    1.72
                       50.01   to  55.00                         255                11,935,734                    2.05
                       55.01   to  60.00                         409                19,608,595                    3.36
                       60.01   to  65.00                         682                36,285,092                    6.23
                       65.01   to  70.00                       1,022                54,103,462                    9.28
                       70.01   to  75.00                       1,437                84,159,736                   14.44
                       75.01   to  80.00                       2,665               173,282,852                   29.74
                       80.01   to  85.00                       1,264                78,410,400                   13.46
                       85.01   to  90.00                       1,000                69,241,746                   11.88
                       90.01   to  95.00                         189                 6,988,033                    1.20
                       95.01   to 100.00                         541                18,701,043                    3.21
                                                                 ---                ----------                    ----

            Total                                             10,316              $582,740,900                  100.00%
                                                              ======               ===========                  ======

                   STATISTICAL CALCULATION DATE COUPON RATES

         The Coupon Rates borne by the Notes relating to the Home Equity Loans as of the Closing Date were distributed as follows as of the Closing Date:

                      RANGE OF                            NUMBER OF                AGGREGATE              % OF AGGREGATE
                      COUPON RATES                    HOME EQUITY LOANS          LOAN BALANCE             LOAN BALANCE
                      ------------                    -----------------          ------------             ------------
                        7.001% to  8.000%                         24            $    2,388,856                    0.41%
                        8.001  to  9.000                         262                21,570,153                    3.70
                        9.001  to 10.000                       1,279                92,121,666                   15.81
                       10.001  to 11.000                       2,375               155,844,893                   26.74
                       11.001  to 12.000                       2,511               141,387,461                   24.26
                       12.001  to 13.000                       2,041                98,958,138                   16.98
                       13.001  to 14.000                       1,120                46,430,880                    7.97
                       14.001  to 15.000                         516                18,388,970                    3.16
                       15.001  to 16.000                         138                 4,542,270                    0.78
                       16.001  to 17.000                          39                   965,751                    0.17
                       17.001  to 18.000                           8                   114,917                    0.02
                       18.001  to 19.000                           1                    15,999                    0.00
                       22.001  to 23.000                           1                     5,013                    0.00
                       23.001  to 24.000                           1                     5,932                    0.00
                                                                   -                     -----                    ----

                       Total                                  10,316              $582,740,900                  100.00%
                                                              ======               ===========                  ======

                   STATISTICAL CALCULATION DATE LOAN BALANCES

         The distribution of the outstanding principal amounts of the Home Equity Loans as of the Closing Date was as follows:

                    STATISTICAL CALCULATION                   NUMBER OF            AGGREGATE           % OF TOTAL AGGREGATE
                    DATE LOAN BALANCES                    HOME EQUITY LOANS       LOAN BALANCE             LOAN BALANCE
                    ------------------                    -----------------       ------------             ------------
                       Up      to $ 25,000.00                  2,018               $ 36,681,081                   6.29%
                   25,000.01   to   50,000.00                  3,598                134,818,819                  23.14
                   50,000.01   to   75,000.00                  2,324                142,803,647                  24.51
                   75,000.01   to  100,000.00                  1,085                 94,577,855                  16.23
                  100,000.01   to  125,000.00                    608                 67,779,362                  11.63
                  125,000.01   to  150,000.00                    353                 48,190,419                   8.27
                  150,000.01   to  175,000.00                    180                 29,057,264                   4.99
                  175,000.01   to  200,000.00                    108                 20,108,328                   3.45
                  200,000.01   to  250,000.00                     42                  8,724,123                   1.50
                                                                  --                  ---------                   ----

                   Total                                      10,316               $582,740,900                 100.00%
                                                              ======                ===========                 ======


                         TYPES OF MORTGAGED PROPERTIES

                 The Properties securing the Home Equity Loans as of the Closing Date were of the property types as follows:


                                                       NUMBER OF                   AGGREGATE           % OF AGGREGATE
             PROPERTY TYPES                        HOME EQUITY LOANS              LOAN BALANCE           LOAN BALANCE
             --------------                        -----------------              ------------           ------------
             Single Family Detached                            9,423              $526,900,463             90.42%
             Two- to Four-Family                                 586                40,350,677              6.92
             Condominium                                         121                 6,086,233              1.04
             Townhouse                                            65                 2,628,640              0.45
             Single Family Attached                               41                 1,689,497              0.29
             Manufactured Housing                                 33                 1,428,889              0.25
             Multi-Family                                         25                 1,994,689              0.34
             Planned Unit Development                             18                 1,094,883              0.19
             Mixed Use                                             4                   566,930              0.10
                                                                   -                   -------              ----

             Total                                            10,316              $582,740,900            100.00%
                                                              ======               ===========            ======


                    DISTRIBUTION OF MONTHS SINCE ORIGINATION

         The distribution of the number of months since the date of origination of the Home Equity Loans as of the Closing Date was as follows:

             NUMBER OF MONTHS                         NUMBER OF               AGGREGATE              % OF AGGREGATE
             SINCE ORIGINATION                    HOME EQUITY LOANS          LOAN BALANCE             LOAN BALANCE
             -----------------                    -----------------          ------------             ------------
              0 to 1                                     5,005               $276,284,895                  47.41%
              2 to 12                                    5,234                303,573,501                  52.09
             13 to 24                                       62                  2,277,706                   0.39
             25 or more                                     15                    604,799                   0.10
                                                            --                    -------                   ----

             Total                                      10,316               $582,740,900                 100.00%
                                                        ======                ===========                 ======

                   DISTRIBUTION OF REMAINING TERM TO MATURITY

         The distribution of the number of months remaining to maturity of the Home Equity Loans as of the Closing Date was as follows:


           MONTHS REMAINING                           NUMBER OF                AGGREGATE                % OF AGGREGATE
           TO MATURITY                            HOME EQUITY LOANS           LOAN BALANCE               LOAN BALANCE
           -----------                            -----------------           ------------               ------------
           Up  to 120                                      507                $ 14,890,156                   2.56%
           121 to 180                                    6,436                 344,815,622                  59.17
           181 to 240                                    1,334                  70,362,588                  12.07
           241 to 300                                       31                   2,484,872                   0.43
           301 to 360                                    2,005                 149,815,259                  25.71
           360 or more                                       3                     372,402                   0.06
                                                            --                     -------                   ----

           Total                                        10,316                $582,740,900                 100.00%
                                                        ======                 ===========                 ======


                                OCCUPANCY STATUS

         The occupancy status of the Properties securing the Home Equity Loans as of the Closing Date was as follows:

                                                      NUMBER OF                AGGREGATE               % OF AGGREGATE
             OCCUPANCY STATUS                     HOME EQUITY LOANS           LOAN BALANCE              LOAN BALANCE
             ----------------                     -----------------           ------------              ------------
             Owner Occupied                               9,515               $539,304,594                  92.55%
             Investor Owned                                 770                 41,468,555                   7.12
             Vacation/Second Home                            31                  1,967,751                   0.34
                                                             --                  ---------                   ----

             Total                                       10,316               $582,740,900                 100.00%
                                                         ======                ===========                 ======


                         DISTRIBUTION BY LIEN POSITION

         The lien position of the Home Equity Loans as of the Closing Date was as follows:

                                                  NUMBER OF INITIAL            AGGREGATE               % OF AGGREGATE
             LIEN POSITION                        HOME EQUITY LOANS           LOAN BALANCE              LOAN BALANCE
             -------------                        -----------------           ------------              ------------
             First Lien                                   8,098               $520,539,817                  89.33%
             Second Lien                                  2,218                 62,201,083                  10.67
                                                          -----                 ----------                  -----

             Total                                       10,316               $582,740,900                 100.00%
                                                         ======                ===========                 ======